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                                                                     EXHIBIT 4.1

COMMON STOCK                                            1.00 PAR VALUE PER SHARE



                 [C & S BANCORPORATION, INC. LOGO APPEARS HERE]

               INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
                                                             CUSIP _____________


THIS CERTIFIES THAT


IS THE OWNER OF


          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
                           C & S BANCORPORATION, INC.

transferable on the books of the Corporation in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

        Witness the facsimile signatures of its duly authorized officers.

Date:



COUNTERSIGNED AND REGISTERED:


                                 TRANSFER AGENT
                                  AND REGISTRAR


By:
    ----------------------    ---------------------    -------------------------
     AUTHORIZED SIGNATURE           SECRETARY            CHAIRMAN OF THE BOARD


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                           C & S BANCORPORATION, INC.

The Corporation will furnish without charge to each stockholder who so requests a statement or summary of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and of the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the office of the Secretary of the Corporation or the Transfer Agent named on the face of this Certificate.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COMA -  as tenants in common
TEN ENT  -  as tenants by the entireties
JT TEN   -  as joint tenants with right of
            survivorship and not as tenants
            in common

UNIF GIFT MIN ACT ________________________  Custodian __________________________
                     (Cust)                                    (Minor)

                            under Uniform Gifts to Minors Act

                            ----------------------------------------------------
                                                  (State)

         Additional abbreviations may also be used though not in the above list.

For value received, ________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


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_____________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: _________________________



                                     -------------------------------------------
                            NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN
                                     UPON THE FACE OF THE CERTIFICATE IN
                                     EVERY PARTICULAR, WITHOUT ALTERATION
                                     OR ENLARGEMENT OR ANY CHANGE
                                     WHATEVER


                                     -------------------------------------------
           SIGNATURE(S) GUARANTEED:  THE SIGNATURE(S)
                                     SHOULD BE GUARANTEED BY AN
                                     ELIGIBLE GUARANTOR
                                     INSTITUTION (BANKS,
                                     STOCKBROKERS, SAVINGS AND
                                     LOAN ASSOCIATIONS AND CREDIT
                                     UNIONS WITH MEMBERSHIP IN AN
                                     APPROVED SIGNATURE GUARANTEE
                                     MEDALLION PROGRAM), PURSUANT
                                     TO S.E.C. RULE 17Ad-15.


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